SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported)    June 30, 1997

                            KEYSTONE FINANCIAL, INC.
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       (Exact name of registrant as specified in its charter)

       Pennsylvania                0-11460                   23-2289209
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State or other jurisdiction   (Commission File Number) (IRS Employer ID No.)
 of incorporation)

     One Keystone Plaza, P.O.Box 3660, Harrisburg,  Pennsylvania 17105-3660
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        (Address of principal executive offices)                  (ZIP CODE)

Registrant's telephone number including area code:      (717) 233-1555



Item 5.     Other Events

For the quarter ended June 30, 1997, consolidated total interest income was $126,804,000, consolidated total noninterest income was $19,985,000, and consolidated net income was $14,982,000. These unaudited results reflect at least 30 days of combined operations of Keystone Financial, Inc., following its merger with Financial Trust Corporation on May 30, 1997. In the opinion of the management of Keystone Financial, Inc., all adjustments (consisting only of normal recurring accruals) necessary to reflect a fair statement of the results for this interim period have been included. The results for the quarter ended June 30, 1997, are not necessarily indicative of the results for the entire year.


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                    Keystone Financial, Inc.
                                    ______________________________
                                    (Registrant)





Date:     July 18, 1997             Donald F. Holt
          ________________         _______________________

                                    Senior Vice President &
                                    Controller